As filed with the Securities and Exchange Commission on June 24, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 – April 30, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

CARNE
FUNDS

Carne Hedged Equity Fund

Semi-Annual Report / April 30, 2014
(Unaudited)

CARNE HEDGED EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2014

Dear Shareholder,

Given the underperformance of the Carne Hedged Equity Fund (the “Fund”) over the past 6 months, the title of this letter could easily paraphrase the title of a popular book from the 1970s: Zen and the Art of Portfolio Maintenance. From this perspective, a period of underperformance after longer periods of out-performance is to be expected as simply a function of some reversion to the mean.  Thus, while it is always disappointing to underperform for a day (much less months at a time), it is helpful to keep in mind a Zen perspective as the Fund’s philosophy dictates that the strategy may often work well over the medium and long term in part because it does not always work well over the short term. Keeping this in mind helps to mitigate some of our frustration with the short-term performance.

A basic recap of the Fund’s investment philosophy is worth a brief discussion and, to help illustrate it, I will quote the great Zen philosopher, His Holiness: Warren Buffett.

1)
Look for profitable large cap businesses. This profitability is measured by evaluating the rate of return these businesses may generate on the assets they need to run their operations. As I wrote in April of 2013, Apple does not need $150 billion sitting in an offshore bank account to make and sell its products and services. When looking closely at Apple’s rate of return on the assets needed to run the business, it appeared to me to be wildly profitable on absolute and relative terms. As an equity investor I believe the reason to own equities is to own a share of the corporate profits. For me, there can be no value in owning equity without profitability. As Buffett wrote in his 1989 shareholder letter, "It's far better to buy a wonderful company at a fair price than a fair company at a wonderful price."

2)
Look for profitable businesses that have a stock price that appears cheap compared to their entire balance sheet. Price to earnings ratios are lacking because they do not include the amount of debt and leverage a company is using to generate its profits. The stock should look cheap compared to the amount of operating income and the size and structure of the balance sheet. The social networking phenomenon has produced great examples of this. Facebook and Twitter are both revolutionary businesses that have the potential to generate huge absolute profits. The question as I see it is, are those businesses worth $10 billion or $100 billion? I have little doubt that buying Facebook at a $10 billion market capitalization might make a good investment but I also fear that paying over $100 billion may make a disastrous one. To again quote the great philosopher Warren Buffett, “For an investor, paying too high a price for a stock can negate 10 years of positive business results.”

3)
Look to hedge market risk. I look for great businesses trading at relatively cheap prices but I am not unaware of the pain that market volatility can inflict on investors. It can be particularly uncomfortable to stick with any market hedge when central banks are printing money and forcing the prices of risk assets higher, volatilities in markets are below most long term averages and there is a wide ranging hope that both the economy and corporate earnings will greatly improve in the near future. I believe our hedging process is distinctive and I feel it has allowed us to have a very attractive risk reward profile, but recently it has been a significant drag on returns. To keep to our discipline, we can repeat another Buffett mantra from the 2008 financial crisis, “Be fearful when others are greedy and greedy only when others are fearful."

Currently, we are in an environment where our Consumer Discretionary stocks have taken a severe beating, which would indicate a weak consumer and a faltering economy. However, the S&P 500 is near all time highs and any sell off over the last 6 months has been followed by an even more violent rally. The latest bull market is over 5 years old and the Fed is less accommodative, but all the economic weakness has been squarely blamed on the weather. The worse the economic data and retail sales are, the stronger the stock market seems to act. This is confusing at first but with a little reflection it is easier to see that the stock market is usually forward looking. There are general expectations for double digits earnings growth over the next 12 months for the S&P 500 and expected GDP figures in excess of 3.5% for the next few quarters. The Zen of the market is that those expectations may not be wrong and worse data from early 2014 simply means more pent-up demand and possibly better data going forward. It is simply the familiar saying of “Bad news is Good news.”

Going forward I will keep to our investment philosophy in managing the portfolio. I am pessimistic on economic data in the near term but that does not mean that stocks cannot continue to rally to new highs for an extended period of time. Our current portfolio looks to me to be a good relative value that has hedging in place, but I believe at some point the value of our companies will be realized as sooner or later the market gets it right.

1

CARNE HEDGED EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2014

Sincerely,

F. Sean Bonner
Founder and Chief Investment Officer
Carne Capital, LLC

IMPORTANT INFORMATION
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to risks of broad market decline or decline in particular holdings, index call option risk, management risk, focused holdings risk, counterparty risk, sector risk and value stock risk in which stocks may remain undervalued for extended periods of time. Details are located within the Fund’s prospectus.

Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

Effective June 18, 2013, Carne Large Cap Value Fund was renamed Carne Hedged Equity Fund. The investment objective and policies, in all material respects, remained the same.

The views in this report were those of the Fund manager as of the date this report was printed, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

2

CARNE HEDGED EQUITY FUND
PERFORMANCE CHART AND ANALYSIS
APRIL 30, 2014

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Carne Hedged Equity Fund (the “Fund”) compared with the performance of the primary benchmark, S&P 500 Index ("S&P 500"), and the secondary benchmark, HFRX Global Hedge Fund Index ("HFRX"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Average Annual Total Returns		Since Inception
Periods Ended April 30, 2014	One Year	November 2, 2009
Carne Hedged Equity Fund — Investor Shares	8.84%	14.91%
Carne Hedged Equity Fund — Institutional Shares	9.51%	15.40%
S&P 500 Index	20.44%	16.52%
HFRX Global Hedge Fund Index	3.22%	1.85%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 356-9055. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 2.17% and 1.52%, respectively. The Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividends on short sales, acquired fund fees and expenses, and extraordinary expenses) to 2.25% and 2.00% for Investor Shares and Institutional Shares,respectively through March 1, 2015. The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

CARNE HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2014

	Security			Security	Strike	Exp.
Shares	Description	Value	Contracts	Description	Price	Date	Value
Common Stock - 95.0% (a)			Purchased Options - 1.8%
Consumer Discretionary - 31.5%			Call Options Purchased - 0.4%
2,747	AutoZone, Inc. (b)	$1,466,596	365	Lorillard, Inc.	$55.00	06/14	$195,275
21,946	Bed Bath & Beyond, Inc. (b)	1,363,505	1,000	Volatility S&P 500 Index	15.00	05/14	85,000
30,298	Coach, Inc.	1,352,806	200	Volatility S&P 500 Index	20.00	06/14	11,000
19,432	DIRECTV (b)	1,507,923	200	Volatility S&P 500 Index	16.00	06/14	25,000
18,010	Discovery Communications, Inc., Class A (b)	1,366,959	Total Call Options Purchased
39,709	GameStop Corp., Class A	1,575,653	(Premiums Paid $332,028)				316,275
98,418	International Game Technology	1,235,146
26,390	L Brands, Inc.	1,430,338	Put Options Purchased - 1.4%
20,338	Omnicom Group, Inc.	1,376,476	10	Amazon.com, Inc.	310.00	05/14	12,450
20,456	Ross Stores, Inc.	1,392,644	20	Amazon.com, Inc.	300.00	05/14	14,950
18,270	Scripps Networks Interactive, Inc., Class A	1,371,529	40	Apple, Inc.	515.00	05/14	400
35,842	The Gap, Inc.	1,408,591	700	Bank of America Corp.	15.00	05/14	14,700
84,572	The Interpublic Group of Cos., Inc.	1,473,244	500	Coach, Inc.	46.00	06/14	91,250
22,490	Time Warner, Inc.	1,494,685	150	Facebook, Inc.	57.50	05/14	17,850
17,029	Viacom, Inc., Class B	1,447,124	10	Facebook, Inc.	61.00	05/14	3,175
8,900	Whirlpool Corp.	1,365,082	400	GameStop Corp.	37.00	06/14	63,000
		22,628,301	700	International Game Technology	13.00	06/14	61,250
Consumer Staples - 15.6%			480	International Game Technology	12.00	06/14	14,400
41,237	Altria Group, Inc.	1,654,016	20	Netflix, Inc.	330.00	06/14	47,000
20,498	CVS Caremark Corp.	1,490,614	20	Netflix, Inc.	320.00	06/14	36,300
28,638	Dr. Pepper Snapple Group, Inc.	1,587,118	50	S&P 500 Index	1,875.00	05/14	22,500
25,000	Kraft Foods Group, Inc.	1,421,500	50	S&P 500 Index	1,870.00	05/14	16,000
30,454	Lorillard, Inc.	1,809,577	100	S&P 500 Index	1,855.00	05/14	12,800
18,311	Philip Morris International, Inc.	1,564,309	50	S&P 500 Index	1,845.00	05/14	19,000
29,572	Reynolds American, Inc.	1,668,748	50	S&P 500 Index	1,810.00	05/14	6,750
		11,195,882	75	S&P 500 Index	1,850.00	05/14	63,000
Energy - 2.4%			100	S&P 500 Index	1,840.00	05/14	67,000
32,438	HollyFrontier Corp.	1,705,914	50	S&P 500 Index	1,800.00	05/14	13,375
			50	S&P 500 Index	1,870.00	05/14	84,750
Healthcare - 6.5%			60	S&P 500 Index	1,855.00	05/14	75,600
29,055	AbbVie, Inc.	1,513,184	25	S&P 500 Index	1,825.00	06/14	23,500
21,746	DaVita HealthCare Partners, Inc. (b)	1,506,998	25	S&P 500 Index	1,840.00	06/14	38,125
16,568	WellPoint, Inc.	1,668,066	50	S&P 500 Index	1,800.00	06/14	66,500
		4,688,248	25	Twitter, Inc.	42.00	05/14	9,750
Industrials - 16.8%			150	Twitter, Inc.	42.00	06/14	69,000
26,724	Allegion PLC	1,318,829	200	VeriSign, Inc.	45.00	06/14	15,000
28,250	CH Robinson Worldwide, Inc.	1,663,925	Total Put Options Purchased
18,925	Fluor Corp.	1,432,623	(Premiums Paid $1,659,100)				979,375
9,162	Lockheed Martin Corp.	1,503,851	Total Purchased Options
12,324	Northrop Grumman Corp.	1,497,489	(Premiums Paid $1,991,128)				1,295,650
59,167	Pitney Bowes, Inc.	1,585,676	Total Investments in Securities - 96.8%
15,157	Raytheon Co.	1,447,190	(Cost $58,768,238)*				$69,603,442
14,884	The Dun & Bradstreet Corp.	1,648,552
		12,098,135		Security	Strike	Exp.
Information Technology - 20.2%			Contracts	Description	Price	Date	Value
17,744	Accenture PLC, Class A	1,423,424	Written Options - (1.4)%
75,661	Activision Blizzard, Inc.	1,513,977	Call Options Written - (1.4)%
1,878	Apple, Inc.	1,108,189	(100)	S&P 500 Index	$1,865.00	05/14	$(226,500)
44,300	CA, Inc.	1,335,202	(30)	S&P 500 Index	1,875.00	05/14	(55,200)
49,720	Hewlett-Packard Co.	1,643,743	(50)	S&P 500 Index	1,855.00	05/14	(167,000)
7,984	IBM Corp.	1,568,616	(50)	S&P 500 Index	1,850.00	05/14	(188,250)
37,976	Oracle Corp.	1,552,459	(40)	S&P 500 Index	1,860.00	05/14	(126,000)
40,053	Science Applications International Corp.	1,562,067	(50)	S&P 500 Index	1,875.00	05/14	(122,000)
75,459	Symantec Corp.	1,530,309	(45)	S&P 500 Index	1,880.00	06/14	(108,450)
27,496	VeriSign, Inc. (b)	1,297,261	(10)	S&P 500 Index	1,865.00	06/14	(34,100)
		14,535,247	Total Call Options Written
Materials - 2.0%			(Premiums Received $(605,347))				(1,027,500)
5,939	CF Industries Holdings, Inc.	1,456,065

Total Common Stock
(Cost $56,777,110)		$68,307,792

See Notes to Financial Statements.	4

CARNE HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2014

			Value
Total Written Options - (1.4)%			$(1,027,500)
(Premiums Received $(605,347))*
Other Assets & Liabilities, Net – 4.6%			3,325,040
Net Assets – 100.0%			$71,900,982

PLC	Public Limited Company
(a)	All or a portion of these securities are pledged as collateral for written options.
(b)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation			$12,694,227
Gross Unrealized Depreciation			(2,281,176)
Net Unrealized Appreciation			$10,413,051

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of April 30, 2014.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs		Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices		$69,603,442	$(1,027,500)
Level 2 - Other Significant Observable Inputs		-	-
Level 3 - Significant Unobservable Inputs		-	-
Total		$69,603,442	$(1,027,500)

**	Other Financial Instruments are derivative instruments not reflected in the Total Investments in Securities, such as written call options, which are valued at their market value at period end.

The Level 1 value displayed in the Investments in Securities column of this table is Common Stock and Purchased Options. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers among Level 1, Level 2 and Level 3 for the period ended April 30, 2014.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary			32.5%
Consumer Staples			16.1%
Energy			2.4%
Healthcare			6.7%
Industrials			17.4%
Information Technology			20.9%
Materials			2.1%
Purchased Options			1.9%
			100.0%

See Notes to Financial Statements.	5

CARNE HEDGED EQUITY FUND
STATEMENT OF ASSETS AND LIABILTIES
APRIL 30, 2014

	ASSETS
	Total investments, at value (Cost $58,768,238)	$69,603,442
	Cash	3,346,979
	Receivables:
	Investment securities sold	190,688
	Dividends and interest	58,794
	Prepaid expenses	48,666
	Total Assets	73,248,569

	LIABILITIES
	Call options written, at value (Premiums received $605,347)	1,027,500
	Payables:
	Investment securities purchased	227,507
	Fund shares redeemed	1,947
	Accrued Liabilities:
Adviser	Investment adviser fees	54,960
	Fund services fees	14,900
	Other expenses	20,773
	Total Liabilities	1,347,587

	NET ASSETS	$71,900,982

	COMPONENTS OF NET ASSETS
	Paid-in capital	$57,703,023
	Distributions in excess of net investment income	(17,667)
	Accumulated net realized gain	3,802,575
	Net unrealized appreciation	10,413,051
	NET ASSETS	$71,900,982

	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
	Investor Shares	67,378
	Institutional Shares	4,667,854

	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
	Investor Shares (based on net assets of $1,022,319)	$15.17
	Institutional Shares (based on net assets of $70,878,663)	$15.18

See Notes to Financial Statements.	6

CARNE HEDGED EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2014

INVESTMENT INCOME
Dividend income	$845,868
Interest income	2,065
Total Investment Income	847,933
Adviser
EXPENSES
Investment adviser fees	348,975
Fund services fees	92,025
Transfer agent fees:
Investor Shares	383
Institutional Shares	487
Non 12b-1 shareholder servicing fees:
Institutional Shares	33,471
Distribution fees:
Investor Shares	1,359
Custodian fees	6,154
Registration fees:
Investor Shares	1,905
Institutional Shares	9,407
Professional fees	67,862
Trustees' fees and expenses	1,497
Miscellaneous expenses	14,509
Total Expenses	578,034

NET INVESTMENT INCOME	269,899

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,541,095
Written options	(1,605,212)
Net realized gain	3,935,883
Net change in unrealized appreciation (depreciation) on:
Investments	(6,833,122)
Written options	(557,091)
Net change in unrealized appreciation (depreciation)	(7,390,213)
NET REALIZED AND UNREALIZED LOSS	(3,454,330)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,184,431)

See Notes to Financial Statements.	7

CARNE HEDGED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
OPERATIONS
Net investment income	$269,899	$796,521
Net realized gain	3,935,883	3,606,377
Net change in unrealized appreciation (depreciation)	(7,390,213)	13,418,345
Increase (Decrease) in Net Assets Resulting from Operations	(3,184,431)	17,821,243

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,604)	(4,253)
Institutional Shares	(302,594)	(775,636)
Net realized gain:
Investor Shares	(47,472)	(24,274)
Institutional Shares	(3,261,949)	(2,564,985)
Total Distributions to Shareholders	(3,613,619)	(3,369,148)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	403,966	503,069
Institutional Shares	5,301,563	3,868,869
Reinvestment of distributions:
Investor Shares	48,980	28,013
Institutional Shares	3,561,154	3,335,105
Redemption of shares:
1	Investor Shares	(217,078)	(113,837)
2	Institutional Shares	(1,867,755)	(2,768,689)
Increase in Net Assets from Capital Share Transactions	7,230,830	4,852,530
Increase in Net Assets	432,780	19,304,625

NET ASSETS
Beginning of Period	71,468,201	52,163,577
End of Period (Including line (a))	$71,900,981	$71,468,202

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	24,921	34,341
Institutional Shares	325,676	251,851
Reinvestment of distributions:
Investor Shares	3,068	2,173
Institutional Shares	222,985	256,531
Redemption of shares:
Investor Shares	(14,154)	(7,892)
Institutional Shares	(117,321)	(191,983)
Increase in Shares	445,175	345,021

(a)	Undistributed (distributions in excess of) net investment income	$(17,667)	$16,632

See Notes to Financial Statements.	8

CARNE HEDGED EQUITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
								November 2, 2009 (a)
	For the Six Months		For the Years Ended October 31,					through
	Ended April 30, 2014		2013	2012		2011		October 31, 2010
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$16.65		$13.23	$12.67		$11.38		$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.01		0.08	0.05		(0.01)		(0.02)
Net realized and unrealized gain (loss)	(0.72)		4.10	1.44		1.59		1.40
Total from Investment Operations	(0.71)		4.18	1.49		1.58		1.38
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.02)		(0.11)	—	(c)	(0.02)		—
Net realized gain	(0.75)		(0.65)	(0.93)		(0.27)		—
Total Distributions to Shareholders	(0.77)		(0.76)	(0.93)		(0.29)		—
NET ASSET VALUE, End of Period	$15.17		$16.65	$13.23		$12.67		$11.38
TOTAL RETURN	(4.46	)%(d)	33.32%	12.89%		14.05%		13.80	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,022		$892	$330		$3,582		$449
Ratios to Average Net Assets:
Net investment income (loss)	0.10	%(e)	0.56%	0.36%		(0.07)%		(0.19	)%(e)
Net expense	2.20	%(e)	2.17%	2.10%		2.00%		1.97	%(e)
Gross expense	2.20	%(e)	2.17%	2.33	%(f)	2.15	%(f)	28.33	%(e)(f)
PORTFOLIO TURNOVER RATE	54	%(d)	73%	101%		72%		95	%(d)

INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$16.66		$13.22	$12.68		$11.38		$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.06		0.19	0.09		0.04		(0.02)
Net realized and unrealized gain (loss)	(0.72)		4.09	1.47		1.57		1.41
Total from Investment Operations	(0.66)		4.28	1.56		1.61		1.39
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.07)		(0.19)	(0.09)		(0.04)		(0.01)
Net realized gain	(0.75)		(0.65)	(0.93)		(0.27)		—
Total Distributions to Shareholders	(0.82)		(0.84)	(1.02)		(0.31)		(0.01)
NET ASSET VALUE, End of Period	$15.18		$16.66	$13.22		$12.68		$11.38
TOTAL RETURN	(4.21	)%(d)	34.27%	13.47%		14.40%		13.94	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$70,879		$70,576	$51,834		$39,805		$31,601
Ratios to Average Net Assets:
Net investment income (loss)	0.74	%(e)	1.33%	0.66%		0.31%		(0.15	)%(e)
Net expense	1.56	%(e)	1.52%	1.65%		1.64%		1.95	%(e)
Gross expense	1.56	%(e)	1.52%	1.73	%(f)	1.78	%(f)	2.48	%(e)(f)
PORTFOLIO TURNOVER RATE	54	%(d)	73%	101%		72%		95	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

CARNE HEDGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2014

Note 1. Organization

The Carne Hedged Equity Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Fund commenced operations on November 2, 2009. The Fund’s investment objective is to achieve long-term capital appreciation. Effective June 18, 2013, Carne Large Cap Value Fund was renamed Carne Hedged Equity Fund.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Nat Asset Value ("NAV") than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

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CARNE HEDGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2014

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of April 30, 2014, are disclosed in the Fund’s Schedule of Investments.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of April 30, 2014, are disclosed in the Fund’s Schedule of Investments.

Transactions in written options during the period ended April 30, 2014, were as follows:

	Calls
	Number of
	Contracts	Premiums
Options Outstanding, October 31, 2013	(395)	$(280,613)
Options written	(5,269)	(3,776,549)
Options terminated in closing transactions	4,277	3,108,934
Options exercised	-	-
Options expired	1,012	342,881
Options Outstanding, April 30, 2014	(375)	$(605,347)

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CARNE HEDGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2014

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of April 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner. The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Carne Capital, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.95% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

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CARNE HEDGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2014

Note 4. Expense Cap Agreement

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend on short sales, acquired fund fees and expenses, and extraordinary expenses) of Investor Shares to 2.25%, and Institutional Shares to 2.00% through at least March 1, 2015. For the period ended April 30, 2014, there were no fees waived or expenses reimbursed.

The Fund may repay the Adviser fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement, (2) such payment is approved by the Board and (3) does not cause the Net Annual Operating Expense to exceed 2.25% for Investor Shares and 2.00% for Institutional Shares. For the period December 28, 2011, through April 30, 2014, the Adviser waived fees and/ or reimbursed expenses as follows:

Year/Period Ended	Amount of Fees Waived and/or Expenses Reimbursed Eligible for Recoupment	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
October 31, 2012	$451	October 31, 2015	$451

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended April 30, 2014, were $38,370,117 and $43,116,812, respectively.

Note 6. Summary of Derivative Activity

The volume of open derivative positions many vary on a daily basis as the Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended April 30, 2014, for any derivative type that was held during the period is as follows:

Purchased Options	$10,699,880
Written Options	(3,776,549)

The Fund’s use of derivatives during the period ended April 30, 2014, was limited to written options and purchased options.

Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities as of April 30, 2014:

Location:	Equity Contracts
Asset derivatives:
Total investments, at value	$1,295,650

Liability derivatives:
Call options written, at value	(1,027,500)

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CARNE HEDGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2014

Realized and unrealized gains and losses on derivatives contracts during the period ended April 30, 2014, by the Fund are recorded in the following locations on the Statement of Operations:

Location:	Equity Contracts
Net realized gain (loss) on:
Investments	$(4,221,040)
Written options	(1,605,212)
Total net realized gain (loss)	$(5,826,252)

Net change in unrealized appreciation (depreciation) on:
Investments	$(536,611)
Written options	(557,091)
Total net change in unrealized appreciation (depreciation)	$(1,093,702)

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at April 30, 2014. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Assets:
Over-the-counter derivatives*	$1,295,650	$(1,295,650)	$-	$-
Liabilities:
Over-the-counter derivatives*	(1,027,500)	1,027,500	-	-

*Over-the-counter derivatives may consist of purchased and written options contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 7. Federal Income Tax

As of October 31, 2013, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$660,684
Undistributed Long-Term Gain	2,665,307
Unrealized Appreciation	17,670,018
Total	$20,996,009

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to mark-to-market on section 1256 contracts and the tax deferral of losses on wash sales.

The Fund invests in broad based options which qualify under section 1256 of the Internal Revenue Code. Each section 1256 contract is treated as sold for its fair market value on the last business day of its taxable year and any gain or loss realized upon sale or mark-to-market is treated as 60% long term and 40% short term.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

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CARNE HEDGED EQUITY FUND
ADDITIONAL INFORMATION
APRIL 30, 2014

Investment Advisory Agreement Approval

At the March 20, 2014 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Fund, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board recognized that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information at regularly scheduled meetings during the year, including, among other things, information concerning the Fund's performance and services provided by the Adviser.

At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on the written materials received, a presentation from a senior representative of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition and with the Trust’s CCO about the Adviser, the Board considered the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board reviewed information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal investment responsibility for the Fund's investments as well as the investment philosophy and decision-making processes of those professionals. The Board also considered the capability and integrity of the Adviser’s senior management and staff and the status of ongoing private litigation involving the Adviser.

The Board further considered the adequacy of the Adviser’s resources. The Board reviewed the total assets under management of the Adviser, the Adviser's expenses, and the Adviser’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Fund for the foreseeable future. Based on the foregoing, and other relevant considerations, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the Fund’s performance relative to its Lipper Inc peer group as of January 31, 2014. The Board observed that, based on the information provided, the Fund performed in the top quartile of its peers for the one-year period and outperformed each of its peers during the 3-year period. In considering the Fund's performance, the Board considered the Adviser's representation that the Fund's returns were somewhat muted due to the Fund's option overlay strategy, which offers some protection for the Fund during market declines but limits the Fund's returns from market rallies. Based on the foregoing, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.
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CARNE HEDGED EQUITY FUND
ADDITIONAL INFORMATION
APRIL 30, 2014

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of similar mutual funds. The Board considered that the Adviser’s actual advisory fee rate was below the median advisory fee rate of its Lipper Inc. peer group but that the Fund's actual total expenses were above the median of its Lipper peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board reviewed the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s representation that the Fund potentially could benefit from economies of scale as assets grow, but the Adviser is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board considered the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

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CARNE HEDGED EQUITY FUND
ADDITIONAL INFORMATION
APRIL 30, 2014

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 356-9055 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 356-9055 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013, through April 30, 2014.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

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CARNE HEDGED EQUITY FUND
ADDITIONAL INFORMATION
APRIL 30, 2014

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	November 1, 2013	April 30, 2014	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$955.36	$10.67	2.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,013.88	$10.99	2.20%
Institutional Shares
Actual	$1,000.00	$957.93	$7.57	1.56%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.06	$7.80	1.56%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period

18

CARNE
FUNDS

FOR MORE INFORMATION
Carne Hedged Equity Fund
P.O. Box 588
Portland, ME 04112
(877) 356-9055
www.carnecapital.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

239-SAR-0414

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By:	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date:	June 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date:	June 10, 2014

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	June 10, 2014